UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2025

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Compass Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-39696	82-4876496
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Guest Street, Suite 601

Boston, Massachusetts 02135

(Address of Principal Executive Offices) (Zip Code)

(617) 500-8099

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CMPX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 11, 2025, Compass Therapeutics, Inc. issued a press release announcing financial results for the quarter and six months ended June 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

A copy of the slides presented during the second quarter earnings call is furnished as exhibit 99.2 and the Company’s August 2025 corporate presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 (including Exhibit 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated August 11, 2025 (furnished pursuant to Item 2.02)
99.2	Corporate presentation - Earnings Call August 11, 2025
99.3	Corporate presentation of Compass Therapeutics, Inc. dated August 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compass Therapeutics, Inc.

Date: August 11, 2025	By:	/s/ Neil Lerner
Neil Lerner
Chief Accounting Officer